UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2005

SONTRA MEDICAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	000-23017	41-1649949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Forge Parkway

Franklin, Massachusetts 02038

(Address of Principal Executive Offices) (Zip Code)

(508) 553-8850

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Initial clinical results from Sontra Medical Corporation’s first transdermal vaccination study will be presented on May 9, 2005 at the Eight Annual Conference on Vaccine Research at a poster session from 10:30 – 11:30AM at the Baltimore Marriott Inner Harbor Hotel in Maryland. In this study, originally announced in October 2004, the Company’s SonoPrep ultrasonic skin permeation device enabled the transdermal delivery of large molecular weight antigens to induce a skin immune response.

A copy of the initial clinical results presented on May 9, 2005 at the Eighth Annual Conference on Vaccine Research is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events

A copy of the press release issued by the Company on May 6, 2005 concerning the foregoing is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Initial Clinical Results of Needle-Free Delivery of Antigens to Ultrasound Pre-Treated Skin, presented May 9, 2005.

99.2	Press Release of the Registrant, dated May 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sontra Medical Corporation

	By:	/s/ Sean F. Moran
Date: May 9, 2005		Sean F. Moran
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Initial Clinical Results of Needle-Free Delivery of Antigens to Ultrasound Pre-Treated Skin, presented May 9, 2005.

99.2	Press Release of the Registrant, dated May 6, 2005.